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                            PROMISSORY NOTE

                  FOR VALUE RECEIVED, the undersigned, NATIONAL AUTO FINANCE COMPANY L.P., a Delaware limited partnership, promises to pay to the order of STEPHEN L. GURBA, the principal sums set forth on Exhibit A attached hereto, with interest on the unpaid balance thereof from the date such amounts are advanced until the entire indebtedness evidenced by this Note is paid in full at the rate of eight percent (8%) per annum, both principal and accrued interest payable ON DEMAND, in lawful money of the United States of America at the address of Stephen L. Gurba c/o National Financial Corporation in Boca Raton, Florida or at such other place in Boca Raton, Florida as from time to time may be designated by the holder of this Note.

                  1. Amendment to Exhibit A. Set forth on Exhibit A is the original amount advanced by the payee of this Note to the undersigned as of the date hereof. The undersigned and the payee of this Note agree that the payee may advance additional funds to the undersigned from time to time, which shall be evidenced by this Note. When, as, and if such additional funds are advanced to the undersigned by the payee of this Note, the undersigned hereby authorizes the payee of this Note to set forth the amount of such advance and the date such advance is made on Exhibit A attached hereto. Absent manifest effort, the information set forth on Exhibit A shall constitute prima facie evidence of the amount of the principal indebtedness advanced to the undersigned pursuant to this Note. The failure of the payee of this Note to update the information set forth on Exhibit A shall not affect, in any way whatsoever, the liability of the undersigned for any advances, together with accrued and unpaid interest thereon, which are made to such undersigned by the payee of this Note.

                  2. Demand Note. THIS IS A DEMAND NOTE. Upon demand by the holder of this Note, the entire principal balance hereof and the interest accrued hereon shall be immediately due and payable.

                  3. Waiver. The undersigned and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof severally waive notice of intent to accelerate, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest with respect to this Note, notice of acceleration and all other notices in connection with the delivery, acceptance, performance, default or enforcement of or consideration for this Note.

                  4. Stipulation of Jurisdiction. The parties hereby irrevocably and unconditionally stipulate and agree that the Federal Courts in the State of Florida or the State Court of the State of Florida shall have non-exclusive jurisdiction to hear and finally determine any dispute, claim, or controversy or action arising out of or connected (directly or indirectly) with this Note.

                  5. Usury Savings Provision. Neither the undersigned nor any





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guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith.

                  6. Governing Law. This Note and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Florida and the law of the United States applicable to transactions within such State.

                  7. Non-Recourse Note. Notwithstanding anything to the contrary contained herein or in any instrument securing this Note, none of the partners of the undersigned (including, without limitation, the general partner and any limited partner of the undersigned) shall have any personal liability for the payment of this Note or for the performance or observance of the covenants, representations and warranties of the undersigned contained in this Note or in any instrument now or hereafter securing this Note and the payee and each holder of this Note agree not to seek any damages or personal money judgment against any of the partners of the undersigned for any default under this Note or under any instrument now or hereafter securing this Note but in such event will look solely to the assets of the undersigned and any assets which may hereafter be pledged by the undersigned to secure this Note.

                           EXECUTED AND AGREED as of November 8, 1994.

                                    NATIONAL AUTO FINANCE COMPANY L.P.,
                                    a Delaware limited partnership

                                    By:     National Auto Finance Corporation,
                                            a Delaware corporation, its
                                            general partner

                                    By:_______________________________________
                                            Gary L. Shapiro, President

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